UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 23, 2013

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       3050 Peachtree Road NW, Suite 355, Atlanta GA  30305
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______1507 Pine Street, Boulder, CO  80302_____

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01       CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On October 18, 2013, the Company’s announced that its independent auditors, Schumacher & Associates, Inc. (“Schumacher”), had resigned.

On November 23, 2013, the Board of Directors of the Company approved the engagement of Frazier & Deeter (“FD”) to serve as its new independent registered accountant.

Prior to the firm’s engagement, the Registrant did not consult with FD with regard to:

(1)

the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)

any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-K.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: November 27, 2013	/s/ Christopher Brogdon Christopher Brogdon, President

2